SCUDDER
                                                                     INVESTMENTS

                              Target Equity Funds
                              Advisor Classes A, B and C


Prospectus
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                               December 1, 2000, as revised June 29, 2001
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                              Scudder Target 2011 Fund






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




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                                        Contents


                                   3      About The Fund
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                                   3      Investment Objectives

                                   3      Main Investment Strategies

                                   5      Other Investments

                                   5      Risk Management Strategies

                                   5      Main Risks

                                  11      Investment Advisor


                                  12      About Your Investment
--------------------------------------------------------------------------------
                                  12      Transaction Information

                                  15      Special Features

                                  17      Buying Shares

                                  20      Selling And Exchanging Shares

                                  21      Distributions And Taxes

                                  23      Financial Highlights

SCUDDER TARGET 2011 FUND
formerly Kemper Target 2011 Fund

ABOUT THE FUND

Investment objectives

Scudder Target 2011 Fund seeks to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

Although major changes tend to be infrequent, the fund's Board could change the fund's investment objectives without seeking shareholder approval.

Main investment strategies

The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" U.S. Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

Investing in Zero Coupon Treasuries

Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. The Zero Coupon Treasuries held by the fund will consist of U.S. Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from U.S. Treasury notes or bonds.

By investing in Zero Coupon Treasuries, eligible shareholders are assured of receiving on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc. (the "Advisor"), the fund's investment manager, and the fund, which is discussed under "Risk Management Strategies."

In order to be eligible for this assurance, a shareholder must:

o reinvest all dividends, and

o hold his/her shares until the Maturity Date.

Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.

The Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the principal amount of their original investment, including any applicable sales charge.

As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will cease offering its shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries.

It is currently expected that during the offering period, the proportion of the fund's portfolio invested in Zero Coupon Treasuries may range from 50% to 65%, but a greater or lesser percentage is possible.

Investing in common stocks

With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

Factors that the fund's portfolio management team may consider in making its investments are:

o    patterns of growth in sales and earnings

o    the development of new or improved products or services

o    a favorable outlook for growth in the industry

o    the possibility of increased operating efficiencies

o    emphasis on research and development

o    cyclical conditions

o other signs that a company is expected to show greater than average growth and earnings potential.

A stock is typically sold when, in the opinion of the portfolio management team, the stock has reached its target price, the company's fundamentals have deteriorated or the managers believe other investments offer better opportunities.

Of course, there can be no guarantee that by following these investment strategies the fund will achieve its objectives.

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

The Advisor has entered into an agreement under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the U.S. Government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.

Main risks

There are market and investment risks with any security. The value of an investment in the fund will fluctuate over time and it is possible for investors to lose money invested in the fund.

The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

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Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on the Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

Interest Rates. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the U.S. Government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.

Stock Market. Stock market movements will affect the fund's share price on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the fund.

Common Stocks. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements.

Growth Investing. Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively higher prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital.

Risk of Termination or Liquidation. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with Zurich Scudder may no longer be in effect.

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Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and by comparing its performance over time to broad measures of market performance. Of course, past performance is not necessarily an indication of future performance (See Fund history).

The information provided in the chart does not reflect sales charges, which reduce returns. The information provided in the table does reflect sales charges.

Annual total returns (%) as of December 31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991           41.86
1992            3.06
1993           12.50
1994           -6.79
1995           23.55
1996           10.72
1997           13.81
1998           11.11
1999           14.84


For the periods included in the bar chart, the fund's highest return for a calendar quarter was 14.15% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -5.61% (the second quarter of 1992).

The fund's year-to-date total return as of September 30, 2000 was 2.89%.

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Average Annual Total Returns



                                                               Lehman Brothers
                        Scudder     Lehman Brothers              Government/
 For periods ended    Target 2011   Government Bond   S&P 500     Corporate
 December 31, 1999        Fund          Index**      Index***    Bond Index+
-------------------       ----          ------       --------    -----------

 One Year                 9.13%         -2.23%          21.04%       -2.15%

 Five Year               13.55%          7.44%          28.56%        7.61%

 Since Fund
 Inception*              12.90%          7.76%          21.35%        7.95%

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*    Inception date for the fund, formerly Kemper Target 2011 Fund, is September
     10, 1990. Index returns are since September 30, 1990.

** The Lehman Brothers Government Bond Index is a market value weighted index of U.S. Treasury and Government agency securities (other than mortgage securities) with maturities of one year or more.

*** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

Effective 8/15/2000, the fund adopted the Lehman Brothers Government Bond Index in place of the Lehman Brothers Government/Corporate Bond Index, as the Government Bond Index better represents the securities and markets in which the fund invests.

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How Much Investors Pay

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund.

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 Shareholder Fees, paid directly from your investment
 -------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (% of offering
 price)                                                                  5.00%
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 Maximum Contingent Deferred Sales Charge (Load)
 (% of redemption proceeds)                                              NONE*
 -------------------------------------------------------------------------------
 Annual Operating Expenses, deducted from fund assets**
 -------------------------------------------------------------------------------
 Management Fee                                                          0.50%
 -------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                                        0.25%
 -------------------------------------------------------------------------------
 Other Expenses***                                                       0.21%
 -------------------------------------------------------------------------------
 Total Annual Operating Expenses                                         0.96%
 -------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see Special Features -- Large Order NAV Purchase Privilege) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** The operating expense ratios shown above are estimated based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year. Due to the reallocation of the securities by the fund and extension of its maturity date which occurred on August 15, 2000, actual expenses of the fund may be more or less than as indicated in the table above.

***  Includes a fixed rate administrative fee of 0.200%.

Example

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
One Year                                                $   593
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Three Years                                             $   791
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Five Years                                              $ 1,004
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Ten Years                                               $ 1,619
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                                       9
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Fund history

The fund originally commenced operations on September 10, 1990 under the name Kemper Retirement Fund Series II. Shares of the fund were offered during a limited offering period that ended March 9, 1992. The fund's objectives were to provide a guaranteed return of investment on the maturity date, August 15, 2000, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

On May 23, 2000, the fund's Board elected to continue operation of the fund after the August 15, 2000 maturity date with a new maturity date of August 15, 2011. The Board also approved the offering of shares of the fund for a new limited offering period commencing on August 15, 2000. Effective August 15, 2000, the fund's name was changed to Kemper Target 2011 Fund. On June 29, 2001 the fund changed its name to Scudder Target 2011 Fund.

During the period prior to the original maturity date of August 15, 2000, the fund invested in Zero Coupon Treasuries and common stocks, as it does under its current policies. However, as a result of the current interest rate environment, it is currently expected that the portion of the portfolio that must be allocated to Zero Coupon Treasuries will be higher, and the allocation to equity securities will be lower, during the new term of the fund. For those investors who purchased shares in the fund during the original offering period and who continue in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the August 15, 2011 maturity date, will be the net asset value of their fund shares on August 15, 2000.

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INVESTMENT ADVISOR

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds and currently has more than $370 billion in assets under management.

The fund pays the investment advisor a monthly investment management fee. For the fiscal year ended July 31, 2000, the advisor received an annual fee of 0.50% of the fund's average daily net assets.

Portfolio management

The fund is managed by a team of investment professionals, who individually represent different areas of expertise. The fund has a Lead Portfolio Manager who is ultimately responsible for the management of the fund and its team. Supporting the fund managers are the advisor's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

The following investment professionals are associated with the fund as indicated:
                           Joined
Name & Title              the Fund                 Background
--------------------------------------------------------------------------------
Tracy McCormick          1994    Joined  the  advisor  in 1994.  She  began  her
Lead Portfolio                   investment career in 1980.
Manager

Gary Langbaum            1999    Joined  the  advisor  in  1988.  He  began  his
                                 investment career in 1970.

Ronald Tesmond           2001    Joined the advisor  and  began  his  investment
                                 career in 1996.
--------------------------------------------------------------------------------

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ABOUT YOUR INVESTMENT

Maturity Date

The Board of Trustees may in its sole discretion elect, without shareholder approval, to continue the operation of the fund after the Maturity Date with a new maturity date ("New Maturity Date"). Such a decision may be made to provide shareholders with the opportunity of continuing their investment in the fund for a new term without recognizing any taxable capital gains as a result of a redemption. In that event, shareholders of the fund may either continue as such or redeem their shares in the fund.

If the Board elects to continue operation of the fund, shareholders will be given 60 days' prior notice of such election and the New Maturity Date. In that event, it is anticipated that the offering of the fund's shares would commence again after the Maturity Date with a new prospectus for such period as the Board shall determine.

On the Maturity Date, the fund may also be terminated at the election of the Board of Trustees in its sole discretion and without approval by shareholders, upon 60 days' prior notice to shareholders.

Subject to shareholder approval, other alternatives may be pursued by the fund after the Maturity Date. For instance, the Board may consider the possibility of a tax-free reorganization between the fund and another registered open-end investment company or any other series of Scudder Target Equity Fund. The Board has not considered any specific alternative regarding the operation of the fund after the Maturity Date.

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the fund as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the fund's assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation. The net asset value per share is the value of one share and is determined by dividing the value of the fund's net assets by the number of shares outstanding.

To the extent that the fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of the fund may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All requests to buy and sell shares that are received in good order by the fund's transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the fund's transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, QuickBuy or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by the fund of the purchase amount. The redemption within certain time periods of shares purchased at net asset value may be subject to a contingent deferred sales charge.

Signature guarantees

A signature guarantee is required unless you sell $100,000 or less worth of shares and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The fund will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The fund and its distributor each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in the fund's share price. The fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

The fund's shares are only offered for a limited period of time, and once the offering period ends, the fund is closed to new and additional purchases (with the exception of reinvested dividends).

Minimum balances

The minimum initial investment for the fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. These minimum amounts may be changed at any time at management's discretion.

Because of the high cost of maintaining small accounts, the fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of the fund through a member of the National Association of Securities Dealers, Inc. (other than the fund's distributor, Scudder Distributors, Inc.), that member may charge a fee for that service. This prospectus should be read in connection with such firm's material regarding its fees and services.

Redemption-in-kind

The fund reserves the right to honor any request for redemption or repurchase order by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund may make a redemption-in-kind if a shareholder requests over a 90-day period more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

Householding

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-621-1048.

Special features

Combined Purchases. The fund's shares may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares (or the equivalent) of most Scudder Funds.

Letter of Intent. The same reduced sales charges also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Scudder Distributors, Inc. The offering period for the purchase of shares of the fund is limited. However, shares of other Scudder Funds would be available beyond that period. The Letter, which imposes no obligation to purchase or sell additional shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Cumulative Discount. The fund's shares may also be purchased at the rate applicable to the discount bracket, attained by adding to the cost of shares of a fund being purchased the value of all shares of most Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Large Order NAV Purchase Privilege. Shares of the fund may be purchased at net asset value by any purchaser provided that the amount invested in the fund or other Scudder Funds totals at least $1,000,000, including purchases of shares pursuant to the "Combined Purchases," "Letter of Intent" or "Cumulative Discount" features described above.

General. Shares of Scudder Funds and shares of Zurich Money Funds, Zurich Yieldwise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust (the "Money Market Funds") may be exchanged for each other at their relative net asset values. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Buying shares

Offering Period

Shares will only be offered to the public during the offering period, which began on August 15, 2000 and is expected to end on or about February 15, 2002. The fund may at its option extend or shorten the offering period. In addition, the offering of fund shares may be suspended from time to time during the offering period at the discretion of Scudder Distributors, Inc. During any period in which the public offering of shares is suspended or terminated, shareholders will still be permitted to reinvest dividends in shares of the fund.

Public Offering Price, Including Sales Charge

                                  Sales Charge as a %    Sales Charge as a %
Amount of Purchase                 of Offering Price     of Net Asset Value*
------------------                 -----------------     -------------------

Less than $100,000                            5.00%                  5.26%
$100,000 but less than $250,000               4.00                   4.17
$250,000 but less than $500,000               3.00                   3.09
$500,000 but less than $1 million             2.00                   2.04
$1 million and over                           0.00**                 0.00**

----------------

*  Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Fund shares may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

o    any purchaser with investments in Scudder Funds which total at least
     $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of the fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o registered representatives and employees of broker-dealers having selling group agreements with Scudder Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons

o    officers, directors, and employees of service agents of the funds

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Scudder Distributors or one of its affiliates

o certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with Scudder Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons (KVS is now known as Scudder Value Series, Inc.)

o persons who purchase shares of the fund through Scudder Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Scudder Distributors, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The contingent deferred sales charge will be waived in the event of:

o redemptions under the fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent

o redemptions of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

The fund has a 12b-1 plan, under which a service fee of 0.25% is deducted from fund assets each year.

Exchange Privilege

Shares may be exchanged for each other at their relative net asset values. Shares of the Money Market Funds and Scudder Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Shares purchased under the Large Order NAV Purchase Privilege may be exchanged for shares of any Scudder Fund or a Money Market Fund without paying any contingent deferred sales charge. If the shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

Each series of Scudder Target Equity Fund will be available on exchange only during the offering period for such series as described in the applicable prospectus.

Selling and exchanging shares

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require the fund to redeem his or her shares. When shares are held for the account of a shareholder by the fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, Attention: Redemption Department, P.O. Box 419557, Kansas City, MO 64141-6557. Only shareholders who hold their shares until the Maturity Date and reinvest their dividends in the fund will necessarily receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any sales charge.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Scudder Fund.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Scudder Service Company, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed shares of the fund or Class A shares of any other Scudder Fund may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares of another Scudder Fund who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in the fund or Class A shares of another Scudder Fund. The reinvestment privilege may be terminated or modified at any time.

Distributions and taxes

Dividends and capital gains distributions

The fund will normally distribute annual dividends of net investment income and any net realized short-term and long-term capital gains.

Income and capital gains dividends, if any, of the fund will be credited to shareholder accounts in full and fractional fund shares at net asset value on the reinvestment date without sales charge, except that, upon written request to Scudder Investments Service Company, the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

2.   To receive income and capital gains dividends in cash.

Any dividends that are reinvested will be reinvested in shares of the fund. The fund will reinvest dividend checks (and future dividends) in shares of the fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested. Shareholders who reinvest all dividends and hold their shares to the Maturity Date will receive on the Maturity Date an amount at least equal to their original investment, including any sales charge, whether they continue as shareholders or redeem their shares.

Taxes

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable to shareholders as ordinary income.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to a shareholder as if paid on December 31 of the calendar year in which they were declared.

A sale or exchange of a shareholder's shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long the shareholder owned the shares.

Zero Coupon Treasuries are issued and traded at a discount from their face value. The Fund will treat the difference between the purchase price of a Zero Coupon Treasury and its face value (i.e., stated redemption price at maturity) as "original issue discount." Current federal tax law requires the fund to accrue a portion of the original issue discount each year and recognize the accrued amount as interest income, even though the fund does not receive a current cash payment until the bond matures. Thus, original issue discount is accrued over the life of the bond so that the discount approaches zero as the bond nears maturity. In order to qualify as a "regulated investment company" under the Internal Revenue Code, the fund must distribute its investment company income, including original issue discount accrued on Zero Coupon Treasuries, annually. Because the fund does not receive a current cash payment in the amount of the accrued discount, the fund may have to obtain cash from other sources to satisfy distribution requirements of the Code.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to shareholders. Likewise, dividends derived from original issue discount accruals will reduce net asset value of the shares when the dividend is paid out to shareholders.

Fund dividends that are derived from interest on the Zero Coupon Treasuries and other direct obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in some states. The fund currently intends to advise shareholders of the proportion of its dividends that consists of such interest. Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

The fund sends shareholders detailed tax information about the amount and type of its distributions by January 31 of the following year.

The fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders if shareholders fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if shareholders have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against shareholders' U.S. federal income tax liability.

Shareholders of the fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. Shareholders should consult their tax advisor regarding the particular tax consequences of an investment in the fund.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request by calling Scudder at 1-800-621-1048.

SCUDDER TARGET 2011 FUND
(Formerly Kemper Target 2011 Fund. Prior to August 15, 2000 the fund was known as Kemper Retirement Fund Series II)




                                                        Month
                                                        ended       Year ended
                             Year ended July 31,       July 31,      June 30,
                            ----------------------------         ------------------
                               2000     1999      1998     1997     1997     1996
-----------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------
Net asset value, beginning
of period                  $12.54    12.41     13.38    12.77    13.01    12.94
-----------------------------------------------------------------------------------
Income from investment operations:

Net investment income
(loss)                        .39(a)   .45(a)    .52      .05      .56      .58
-----------------------------------------------------------------------------------
Net realized and
unrealized gain (loss) on
investment transactions       .90      .88       .23      .56     1.29      .77
-----------------------------------------------------------------------------------
Total from investment
operations                   1.29     1.33       .75      .61     1.85     1.35
-----------------------------------------------------------------------------------
Less distributions from:
Net investment income        (.67)    (.50)     (.54)      --     (.59)    (.57)
-----------------------------------------------------------------------------------
Net realized gains on
investment transactions     (1.24)    (.70)    (1.18)      --    (1.50)    (.71)
-----------------------------------------------------------------------------------
Total distributions         (1.91)   (1.20)    (1.72)      --    (2.09)   (1.28)
-----------------------------------------------------------------------------------
Net asset value,
end of period              $11.92    12.54     12.41    13.38    12.77    13.01
-----------------------------------------------------------------------------------
Total return (%)(b)         10.45    11.42      6.46     4.78**  15.56    10.92
-----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
($ in millions)               137      152       158      173      167      168
-----------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        .97      .98       .94      .90*     .92      .94
-----------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        .96      .98       .94      .90*     .92      .94
-----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            3.10     3.64      3.80     3.98*    4.08     4.16
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)    69       40        57       67*      70       54
-----------------------------------------------------------------------------------

Notes:

*    Annualized

**   Not Annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

--------------------------------------------------------------------------------



         To Get More Information

         Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

         Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

         If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the fund at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments.






--------------------------------------------------------------------------------



         Scudder Investments                       SEC
         -----------------------------------------------------------------
         222 South Riverside Plaza                 Public Reference Section
         Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
         www.scudder.com                           www.sec.gov
         (800) 621-1048                            (202) 942-8090











         SEC File Number
         -----------------------------------------------------------------
         Scudder Target 2011 Fund                  811-5896









         Distributor
         Scudder Distributors, Inc.
         222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
         Tel (800) 621-1048




         SCUDDER
         INVESTMENTS

         A member of [LOGO] Zurich Financial Services Group